Exhibit 10.8.3

AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT

1. CONTRACT ID CODE	J
PAGE OF PAGES	1 / 15
2. AMENDMENT/MODIFICATION NO.	P00006
3. EFFECTIVE DATE	7/31/08
4. REQUISITION/PURCHASE REQ. NO.	M6785408RCSA957
5. PROJECT NO. (If applicable)	
6. ISSUED BY CODE	M67854
7. ADMINISTERED BY (If other than item 6) CODE	S1002A

6. ISSUED BY: COMMANDING GENERAL, MARCORSYSCOM CTQSLD, 2200 LESTER STREET, QUANTICO VA 22134-6050

7. ADMINISTERED BY: DCMC ORLANDO, 3555 MAGUIRE BOULEVARD, ORLANDO FL 32803-3726

8. NAME AND ADDRESS OF CONTRACTOR (No., Street, County, State and Zip Code)
PROTECTIVE PRODUCTS INTERNATIONAL CORP
DELI AMADOR
1649 NW 136TH AVENUE
SUNRISE FL 33323

CODE 05CC7 FACILITY CODE

9A. AMENDMENT OF SOLICITATION NO.

9B. DATED (SEE ITEM 11)

X 10A. MOD. OF CONTRACT/ORDER NO. M67854-07-D-3065

X 10B. DATED (SEE ITEM 13) 27-Sep-2007

11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS

☐ The above numbered solicitation is amended as set forth in Item 14. The hour and date specified for receipt of Offer ☐ is extended, ☐ is not extended.

Offer must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended by one of the following methods: (a) By completing Items 8 and 15, and returning ______ copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.

12. ACCOUNTING AND APPROPRIATION DATA (If required)

13. THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACTS/ORDERS. IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.

☐ A. THIS CHANGE ORDER IS ISSUED PURSUANT TO: (Specify authority) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. IN ITEM 10A.

☐ B. THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation date, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(B).

X C. THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF:
52.212-4(c) Contract Terms and Conditions - Commercial Items

☐ D. OTHER (Specify type of modification and authority)

E. IMPORTANT: Contractor ☐ is not, ☒ is required to sign this document and return 1 copies to the issuing office.

14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)
Modification Control Number: dlugos083703

The purpose of this modification is to :1.) revise Section B to reduce various CLINs to match quantities purchased via delivery orders 0001 and 0002; revise Section B to add CLINs 0125 thru 0136; 2.) update Section E to provide inspection and acceptance information for new CLINs; 3.) update Section F to include a Consideration For Late Deliveries clause; 4.) udpate the WAWF clause in Section G to include guidance for billing against newly added CLINs; 5.) include a Government Furnished Property clause in Section H; and, 6.) upate the Indefinite Quantity clause in Section I.

Except as provided herein, all terms and conditions of the document referenced in Item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.

15A. NAME AND TITLE OF SIGNER (Type or print): Delia Amador Gen. Mgr

16A. NAME AND TITLE OF CONTRACTING OFFICER (Type or print)
TEL: EMAIL:

15B. CONTRACTOR/OFFEROR
(Signature of person authorized to sign)

15C. DATE SIGNED: 30 Jul 08

16B. UNITED STATES OF AMERICA
BY
(Signature of Contracting Officer)

16C. DATE SIGNED: 30 Jul 08

EXCEPTION TO SF 30
APPROVED BY OIRM 11-84

30-105-04

STANDARD FORM 30 (Rev. 10-83)
Prescribed by GSA
FAR (48 CFR) 53.243

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SECTION SF 30 BLOCK 14 CONTINUATION PAGE
SUMMARY OF CHANGES
SECTION A — SOLICITATION/CONTRACT FORM
          The total cost of this contract was increased by $4,017,184.56 from $43,222,500.14 to $47,239,684.70.
SECTION B — SUPPLIES OR SERVICES AND PRICES
     CLIN 0002
          The pricing detail quantity has decreased by 2,117.00 from 5,760.00 to 3,643.00.
          The total cost of this line item has decreased by $1,195,067.67 from $3,251,577.60 to $2,056,509.93.
     CLIN 0003
          The pricing detail quantity has decreased by 12,071.00 from 25,440.00 to 13,369.00.
          The total cost of this line item has decreased by $6,862,484.21 from $14,462,894.40 to $7,600,410.19.
     CLIN 0004
          The pricing detail quantity has decreased by 7,904.00 from 14,438.00 to 6,534.00.
          The total cost of this line item has decreased by $4,514,211.52 from $8,245,974.94 to $3,731,763.42.
     CLIN 0005
          The pricing detail quantity has decreased by 683.00 from 1,369.00 to 686.00.
          The total cost of this line item has decreased by $396,911.79 from $795,566.97 to $398,655.18.
     CLIN 0033
          The pricing detail quantity has decreased by 2.00 from 1,440.00 to 1,438.00.
          The total cost of this line item has decreased by $4.54 from $3,268.80 to $3,264.26.
     CLIN 0034
          The pricing detail quantity has decreased by 2.00 from 1,440.00 to 1,438.00.
          The total cost of this line item has decreased by $12.76 from $9,187.20 to $9,174.44.

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     CLIN 0040
          The pricing detail quantity has decreased by 1.00 from 1,440.00 to 1,439.00.
          The total cost of this line item has decreased by $125.00 from $180,000.00 to $179,875.00.
     CLIN 0059
          The pricing detail quantity has decreased by 22,043.00 from 49,456.00 to 27,413.00.
          The total cost of this line item has decreased by $200,591.30 from $450,049.60 to $249,458.30.
     CLIN 0060
          The pricing detail quantity has decreased by 18,400.45 from 305,227.52 to 286,827.07.
          The total cost of this line item has decreased by $18,400.45 from $305,227.52 to $286,827.07.
     CLIN 0125 is added as follows:

		MAX
ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	MAX AMOUNT
0125		5,700	Each	$572.90	$3,265,530.00
	MTV XSMALL—NSN: 8470-01-547-5919
	FFP
	Modular Tactical Vests in accordance with (IAW) contract terms and conditions specified herein. Price shall include CLS specified in Statement of Work paragraph 4.0.
	FOB: Destination

	MAX NET AMT				$3,265,530.00

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CLIN 0126 is added as follows:

ITEM NO	SUPPLIES/SERVICES	MAX QUANTITY	UNIT	UNIT PRICE	MAX AMOUNT
0126		10,000	Each	$578.90	$5,789,000.00
	MTV SMALL — NSN: 8470-01-547-5950
	FFP
	Modular Tactical Vests in accordance with (IAW) contract terms and conditions specified herein. Price shall include CLS specified in Statement of Work paragraph 4.0.
	FOB: Destination

				MAX NET AMT	$5,789,000.00
CLIN 0127 is added as follows:

ITEM NO	SUPPLIES/SERVICES	MAX QUANTITY	UNIT	UNIT PRICE	MAX AMOUNT
0127		9,800	Each	$582.90	$5,712,420.00
	MTV MEDIUM — NSN: 8470-01-547-5938
	FFP
	Modular Tactical Vests in accordance with (IAW) contract terms and conditions specified herein. Price shall include CLS specified in Statement of Work paragraph 4.0.
	FOB: Destination

				MAX NET AMT	$5,712,420.00

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CLIN 0128 is added as follows:

ITEM NO	SUPPLIES/SERVICES	MAX QUANTITY	UNIT	UNIT PRICE	MAX AMOUNT
0128		2,356	Each	$585.52	$1,379,485.12
	MTV LARGE — NSN: 8470-01-547-5949
	FFP
	Modular Tactical Vests in accordance with (IAW) contract terms and conditions specified herein. Price shall include CLS specified in Statement of Work paragraph 4.0.
	FOB: Destination

				MAX NET AMT	$1,379,485.12
CLIN 0129 is added as follows:

ITEM NO	SUPPLIES/SERVICES	MAX QUANTITY	UNIT	UNIT PRICE	MAX AMOUNT
0129		508	Each	$595.52	$302,524.16
	MTV XLARGE — NSN: 8470-01-547-5954
	FFP
	Modular Tactical Vests in accordance with (IAW) contract terms and conditions specified herein. Price shall include CLS specified in Statement of Work paragraph 4.0.
	FOB: Destination

				MAX NET AMT	$302,524.16

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CLIN 0130 is added as follows:

ITEM NO	SUPPLIES/SERVICES	MAX QUANTITY	UNIT	UNIT PRICE	MAX AMOUNT
0130		360,589	Each	$1.00	$360,589.00
	Shipping Costs
	FFP
	Quantities and Destinations To Be Specified at the Delivery Order level.
	FOB: Destination

				MAX NET AMT	$360,589.00
CLIN 0131 is added as follows:

ITEM NO	SUPPLIES/SERVICES	MAX QUANTITY	UNIT	UNIT PRICE	MAX AMOUNT
0131		32,992	Each	$1.00	$32,992.00
	NET Training — Travel Expenses
	FFP
	Travel costs associated with NET training conducted outside of Camp LeJeune and Camp Pendleton
	FOB: Destination

				MAX NET AMT	$32,992.00

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CLIN 0132 is added as follows:

ITEM NO	SUPPLIES/SERVICES	MAX QUANTITY	UNIT	UNIT PRICE	MAX AMOUNT
0132		12	Months	$12,500.00	$150,000.00
	NET Training/Help Desk Salaries
	FFP
	Camp LeJeune- Salaries for 1 Lead Trainer, 2 Assistant Instructors and a part-time Training Coordinator
	FOB: Destination

				MAX NET AMT	$150,000.00
CLIN 0133 is added as follows:

ITEM NO	SUPPLIES/SERVICES	MAX QUANTITY	UNIT	UNIT PRICE	MAX AMOUNT
0133		12	Months	$14,500.00	$174,000.00
	NET Training/Help Desk Salaries
	FFP
	Camp Pendleton- Salaries for 1 Lead Trainer, 2 Assistant Instructors and a part-time Training Coordinator
	FOB: Destination

				MAX NET AMT	$174,000.00

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CLIN 0134 is added as follows:

ITEM NO	SUPPLIES/SERVICES	MAX QUANTITY	UNIT	UNIT PRICE	MAX AMOUNT
0134		12	Months	$1,613.01	$19,356.12
	Help Desk at Camp LeJeune
	FFP
	Help Desk office space expenses (rent, utilities, phone and internet)
	FOB: Destination

				MAX NET AMT	$19,356.12
CLIN 0135 is added as follows:

ITEM NO	SUPPLIES/SERVICES	MAX QUANTITY	UNIT	UNIT PRICE	MAX AMOUNT
0135		12	Months	$1,591.45	$19,097.40
	Help Desk at Camp Pendleton
	FFP
	Help Desk office space expenses (rent, utilities, phone and internet)
	FOB: Destination

				MAX NET AMT	$19,097.40

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CLIN 0136 is added as follows:

ITEM NO	SUPPLIES/SERVICES	MAX QUANTITY	UNIT	UNIT PRICE	MAX AMOUNT
0136		12	Each		NSP
	Contract Status Report
	FFP
	LAW SOW paragraph 5.2
	FOB: Destination

				MAX NET AMT
CLIN 0137 is added as follows:

ITEM NO	SUPPLIES/SERVICES	MAX QUANTITY	UNIT	UNIT PRICE	MAX AMOUNT
0137		12	Months		NSP
	PPI USMC Web Portal
	FFP
	LAW SOW paragraph 5.1
	FOB: Destination

				MAX NET AMT

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CLIN 0138 is added as follows:

ITEM NO	SUPPLIES/SERVICES	MAX QUANTITY	UNIT	UNIT PRICE	MAX AMOUNT
0138		12	Months		NSP
	Configuration Management Updates
	FFP
	LAW SOW paragraph 5.3
	FOB: Destination

				MAX NET AMT

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SECTION E — INSPECTION AND ACCEPTANCE

The following Acceptance/Inspection Schedule was added for CLIN 0125:
INSPECT AT Origin	INSPECT BY Government	ACCEPT AT Origin	ACCEPT BY Government

The following Acceptance/Inspection Schedule was added for CLIN 0126:
INSPECT AT Origin	INSPECT BY Government	ACCEPT AT Origin	ACCEPT BY Government

The following Acceptance/Inspection Schedule was added for CLIN 0127:
INSPECT AT Origin	INSPECT BY Government	ACCEPT AT Origin	ACCEPT BY Government

The following Acceptance/Inspection Schedule was added for CLIN 0128:
INSPECT AT Origin	INSPECT BY Government	ACCEPT AT Origin	ACCEPT BY Government

The following Acceptance/Inspection Schedule was added for CLIN 0129:
INSPECT AT Origin	INSPECT BY Government	ACCEPT AT Origin	ACCEPT BY Government

The following Acceptance/Inspection Schedule was added for CLIN 0130:
INSPECT AT Destination	INSPECT BY Government	ACCEPT AT Destination	ACCEPT BY Government

The following Acceptance/Inspection Schedule was added for CLIN 0131:
INSPECT AT Destination	INSPECT BY Government	ACCEPT AT Destination	ACCEPT BY Government

The following Acceptance/Inspection Schedule was added for CLIN 0132:
INSPECT AT Destination	INSPECT BY Government	ACCEPT AT Destination	ACCEPT BY Government

The following Acceptance/Inspection Schedule was added for CLIN 0133:
INSPECT AT Destination	INSPECT BY Government	ACCEPT AT Destination	ACCEPT BY Government

The following Acceptance/Inspection Schedule was added for CLIN 0134:
INSPECT AT Destination	INSPECT BY Government	ACCEPT AT Destination	ACCEPT BY Government

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The following Acceptance/Inspection Schedule was added for CLIN 0135:
INSPECT AT Destination	INSPECT BY Government	ACCEPT AT Destination	ACCEPT BY Government

The following Acceptance/Inspection Schedule was added for CLIN 0136:
INSPECT AT Destination	INSPECT BY Government	ACCEPT AT Destination	ACCEPT BY Government

The following Acceptance/Inspection Schedule was added for CLIN 0137:
INSPECT AT Destination	INSPECT BY Government	ACCEPT AT Destination	ACCEPT BY Government

The following Acceptance/Inspection Schedule was added for CLIN 0138:
INSPECT AT Destination	INSPECT BY Government	ACCEPT AT Destination	ACCEPT BY Government
SECTION F — DELIVERIES OR PERFORMANCE
The following have been added by full text:
CONSIDERATION FOR LATE DELIVERIES
For every shipment of MTVs that is not delivered by the proposed and agreed upon delivery date the contractor will be required to provide 1% of the total amount delivered late as consideration at no additional cost. In accordance with FAR 52.212-4 (f), consideration due the Government is applicable unless late shipment is caused by an occurrence beyond the reasonable control of the Contractor (e.g., late delivery of GFP soft armor inserts) and without its fault or negligence.
SECTION G — CONTRACT ADMINISTRATION DATA
The following have been modified:
USMC WIDE AREA WORKFLOW IMPLEMENTATION (AUG 2006)
To implement DFARS 252.232-7003, “ELECTRONIC SUBMISSION OF PAYMENT REQUEST (JAN 2004)”, the United States Marine Corps (USMC) utilizes Wide Area WorkFlow-Receipt and Acceptance (WAWF-RA) to electronically process vendor requests for payment. This application allows DoD vendors to submit and track Invoices and Receipt/Acceptance documents electronically.
The contractor is required to utilize this system when processing invoices and receiving reports under this contract/order, unless the provision at DFARS 252.232-7003(c) applies. The contractor shall (i) ensure an Electronic Business Point of Contact is designated in Central Contractor Registration at http://www.ccr.gov and (ii) register to use WAWF-RA at the https://wawf.eb.mil site, within ten (10) calendar days after award of this contract or modification. Step by step procedures to register are available at the https://wawf.eb.mil site.
The USMC WAWF-RA point of contact (POC) for this contract is Mike Berry and he can be reached at 703-432-3251 and by e-mail at michael.s.berrv@usmc.mil. The contractor is directed to use the “Combo” format when processing invoices and receiving reports

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When entering the invoice into WAWF-RA, the contractor shall fill in the following DoDAAC fields or DoDAAC extensions:
Contract Number: M6785407D3065
Cage Code/Ext: 05CC7
Pay DoDAAC: HQ0338
Issue Date: See Block 3
Issue By DoDAAC: M67854
Admin By DoDAAC: S1002A
Ship To Code/Ext: To Be Identified In Individual Delivery Orders
Ship From Code/Ext: 05CC7
 LPO DoDAAC “Leave Blank”
Service Acceptor Code(s):
M67854 PG16 — for CLINS 0060 through 0069, 0070 through 0124, and 0130 thru 0138
S1002A — for CLINs 0001 through 0059, and 0125 thru 0129
Inspect By DoDAAC/Ext: “Leave Blank”
 B/L: Include Shipment Tracking Information
****The contractor shall send a notification email to Mr. Mike Berry at michael.s.berrv.ctr@usmc.mil when invoices are loaded to WAWF****
In some situations the WAWF-RA system will pre-populate the “Issue By DoDAAC” , “Admin By DoDAAC” and “Pay DoDAAC” . Contractor shall verify those DoDAACs automatically entered by the WAWF-RA system match the above information. If these DoDAACs do not match, then the contractor shall correct the field(s) and notify the Contracting Officer of the discrepancy (ies). Step by step WAWF-RA invoicing procedures for “Combo,” “2-in-1,” and “Cost Voucher” are available at the USMC paperless site at http://www.marcorsyscom.usmc.mil/sites/pa/under “Vendor Interface” section. On the Vendor Interface page click on “WAWF-RA” header at the top of the page. Under downloads on the WAWF-RA page that appears, click the appropriate document either “Combo,” “2-in-1,” or “Cost Voucher” to download the instructions.
Before closing out of an invoice session in WAWF-RA, but after submitting the document or documents, the contractor will be prompted to send additional email notifications. Contractor shall click on “Send More Email Notification” on the page that appears. Add the acceptor’s/receiver’s email address (Note this address is their work email address not their WAWF-RA organizational email address) in the first email address block and add any other additional email addresses desired in the following blocks. This additional notification to the Government is important to ensure the acceptor/receiver is aware that the invoice documents have been submitted into the WAWF-RA system.
NOTE: The POCs identified above are for WAWF-RA issues only. Any other contracting questions/problems should be addressed to the Contracting Officer or other person identified in the contract to whom questions are to be addressed.
(End of clause)

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SECTION H — SPECIAL CONTRACT REQUIREMENTS
The following have been added by full text:
GOVERNMENT FURNISHED PROPERTY
Delivery: A total of 28,364 soft armor panel sets consisting of a one piece front panel, a back panel and a groin protector panel will be provided by the Government (via direct delivery from KDH Defense Defense Systems) to be integrated with MTV carriers procured under CLINs 0125 thru 0129 in accordance with the following schedule.
DELIVERY SCHEDULE

		Required Delivery
CLIN	Quantity	Date
0125	1200	29 Aug 08
0126	2120	29 Aug 08
0127	2080	29 Aug 08
0128	500	29 Aug 08
0129	100	29 Aug 08

Total	6,000

0125	1200	19 Sep 08
0126	2120	19 Sep 08
0127	2080	19 Sep 08
0128	500	19 Sep 08
0129	100	19 Sep 08

Total	6,000

0125	1200	10 Oct 08
0126	2120	10 Oct 08
0127	2080	10 Oct 08
0128	500	10 Oct 08
0129	100	10 Oct 08

Total	6,000

0125	1200	24 Oct 08
0126	2120	24 Oct 08
0127	2080	24 Oct 08
0128	500	24 Oct 08
0129	100	24 Oct 08

Total	6,000

0125	900	7 Nov 08
0126	1520	7 Nov 08
0127	1480	7 Nov 08
0128	356	7 Nov 08
0129	108	7 Nov 08

Total	4,364

Use of Government Furnished Property: In accordance with FAR 52.242-2(d), the Government property shall be used only for performing this contract.

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Reporting on Government Furnished Property: The contractor shall report the following in their monthly contract status report: (1) number of items received by size and quantity, (2) number of items utilized during the reporting period, (3) total number of items remaining for use, and (4) any issues of concern related to GFP.
SECTION I — CONTRACT CLAUSES
The following have been modified:

52.216-22	INDEFINITE QUANTITY. (OCT 1995)
(a) This is an indefinite-quantity contract for the supplies or services specified, and effective for the period stated, in the Schedule. The quantities of supplies and services specified in the Schedule are estimates only and are not purchased by this contract.
(b) Delivery or performance shall be made only as authorized by orders issued in accordance with the Ordering clause. The Contractor shall furnish to the Government, when and if ordered, the supplies or services specified in the Schedule up to and including the quantity designated in the Schedule as the “maximum”. The Government shall order at least the quantity of supplies or services designated in the Schedule as the “minimum”.
(c) Except for any limitations on quantities in the Order Limitations clause or in the Schedule, there is no limit on the number of orders that may be issued. The Government may issue orders requiring delivery to multiple destinations or performance at multiple locations.
(d) Any order issued during the effective period of this contract and not completed within that period shall be completed by the Contractor within the time specified in the order. The contract shall govern the Contractor’s and Government’s rights and obligations with respect to that order to the same extent as if the order were completed during the contract’s effective period; provided, that the Contractor shall not be required to make any deliveries under this contract after 30 September 2009.
(End of clause)
(End of Summary of Changes)